                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                         FUTURELINK DISTRIBUTION CORP.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            COLORADO                                           95-3895211
-----------------------------------                      -----------------------
    (State of incorporation                                  (I.R.S. Employer
        or organization)                                  Identification Number)


 603-7 Avenue S.W., Suite 550, Calgary, Alberta, CANADA           T2P 2T5
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)



SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


      Title of each class                       Name of each exchange on which
      to be so registered                       each class is to be registered

           None                                 ______________________________

------------------------------                  ------------------------------

------------------------------                  ------------------------------

               If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

               If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

               Securities Act registration statement file number to which this form relates: 333-62133 (if applicable)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                    Common Stock, par value $.0001 per share
                                (Title of Class)

Item 1.  Description of Registrant's Securities to Be Registered

       Common Stock, par value $.0001 per share (Incorporated by reference to Form SB-2 Registration Statement No. 333-62133, as filed with the Securities and Exchange Commission)

Item 2.  Exhibits

        1.1    Specimen Common Stock Certificate of Registrant

        2.1    Articles of Incorporation of Registrant

               Articles of Incorporation of Cortez Uranium and Mining Co. (now known as FutureLink USA), as amended dated April 4, 1955.

               (Incorporated by reference herein from Exhibit 3.1.1 to Form SB-2 Registration Statement No. 333-62133).

        2.2    Bylaws of Registrant


               Bylaws of Core Ventures, Inc. (now known as FutureLink USA), as adopted July 20, 1997.

               (Incorporated by reference herein from Exhibit 3.2.1 to Form SB-2 Registration No. 333-62133).

                                   SIGNATURES


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        FUTURELINK DISTRIBUTION CORP.




Date: August 25, 1998                   By /s/ CAMERON CHELL
                                           -------------------------------------
                                           Cameron Chell, President and CEO



                                       -4-